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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  DECEMBER 19, 2002
                                                  -----------------------------

                           PEABODY ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)

           DELAWARE                            1-16463                               13-4004153
-------------------------------        ------------------------         -----------------------------------
(State or other jurisdiction of        (Commission File Number)         (I.R.S. Employer Identification No.)
incorporation or organization)

   701 MARKET STREET, ST. LOUIS, MISSOURI                                               63101
------------------------------------------                              -----------------------------------
  (Address of principal executive offices)                                           (Zip Code)

 Registrant's telephone number, including area code       (314) 342-3400
                                                    ---------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)





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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On December 19, 2002, Peabody Energy Corporation issued a press release regarding Peabody Energy's exchange of certain coal reserves for $72.5 million in cash and 2.76 million units of Penn Virginia Resource Partners, a publicly-held master limited partnership.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

See the Exhibit Index at page 4 of this report.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PEABODY ENERGY CORPORATION

Date:  December 20, 2002                          RICHARD A. NAVARRE
                                           -----------------------------------
                                                   Richard A. Navarre
                                              Executive Vice President and
                                                 Chief Financial Officer




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                                  EXHIBIT INDEX


The exhibits below are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

      Exhibit
        No.       Description of Exhibit
      -------     ----------------------
         99.1     Press release of Peabody Energy Corporation dated December 19,
                  2002.

         10.30    Purchase And Sale Agreement by and among Peabody Energy
                  Corporation, Eastern Associated Coal Corp., Peabody Natural
                  Resources Company, and Penn Virginia Resource Partners, L.P.
                  dated December 19, 2002




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